UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2013

INNOVARO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15941	59-3603677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2109 Palm Avenue

Tampa, FL 33605

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (813) 754-4330

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2013, Innovaro, Inc. (the “Company”) held its 2013 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The proposals are described in detail in the Company’s proxy statement dated April 25, 2012. As of April 12, 2012, the record date, 16,240,952 shares were eligible to vote.

Election of Directors

Director	For	Withheld	Broker Non-Votes

Mark Berset	1,608,878	256,507	10,919,644

John Micek III	1,010,725	854,660	10,919,644

Mark F. Radcliffe	1,619,037,	246,348	10,919,644

Asa Lanum	1,603,298	262,087	10,919,644

Ratification of Independent Accountants

For	Against	Abstain

11,912,841	452,037	420,151

Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

1,529,721	309,904	25,760	10,919,644

Advisory vote on the frequency of future shareholder advisory votes on executive compensation

I Year	2 Years	3 years	Abstain	Broker Non-Votes

1,113,316	47,633	675,886	28,550	10,919,644

Non-binding advisory vote on the compensation of the Company’s named executive officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2013		INNOVARO, INC.

	By:	/s/ Carole R. Wright
Carole R. Wright
Chief Financial Officer